UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

KERNEL GROUP HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

KERNEL GROUP HOLDINGS, INC.

515 Madison Avenue, 8th Floor – Suite 8078

New York, New York 10022

(646) 908-2659

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 31, 2023

TO THE SHAREHOLDERS OF KERNEL GROUP HOLDINGS, INC.:

You are cordially invited to attend the Annual General Meeting, which we refer to as the “Annual General Meeting,” of shareholders of Kernel Group Holdings, Inc., which we refer to as “we,” “us,” “our,” “Kernel” or the “Company,” to be held at 9:00 a.m. Eastern Time on August 31, 2023.

The Annual General Meeting will be conducted via live webcast. You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting https://agm.issuerdirect.com/krnl. If you plan to attend the virtual online Annual General Meeting, you will need your control and request IDs number to vote electronically at the Annual General Meeting. We are pleased to utilize the virtual shareholder meeting technology to provide ready access and cost savings for our shareholders and the Company. The virtual meeting format allows attendance from any location in the world. The meeting may be attended virtually online via the Internet and for purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical location of the Annual General Meeting is at the offices of Nelson Mullins Riley & Scarborough LLP, located at 101 Constitution Avenue, NW, Suite 900, Washington, DC 20001, United States of America.

Even if you are planning on attending the Annual General Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual General Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual General Meeting. Even if you plan to attend the Annual General Meeting online, it is strongly recommended you complete and return your proxy card before the Annual General Meeting date, to ensure that your shares will be represented at the Annual General Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated August 11, 2023, and is first being mailed to shareholders of the Company on or about August 11, 2023. The sole purpose of the Annual General Meeting is to consider and vote upon the following proposals:

●	a proposal to re-elect (the “Director Proposal”) two directors to the Board, with such directors to serve until the third annual meeting of shareholders following this Annual General Meeting or until his successor is elected and qualified;
●	proposal to ratify the selection by our audit Committee of WithumSmith+Brown, PC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal”); and
●	a proposal to approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Proposal and Auditor Proposal. The Adjournment Proposal will only be presented at the Annual General Meeting if there are not sufficient votes to approve the Director Proposal and Auditor Proposal.

The Director Proposal, the Auditor Proposal, and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

Approval of the Director Proposal requires the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares entitled to vote on the matter at the Annual General Meeting represented in person or by proxy. In accordance with the Amended and Restated Memorandum and Articles of Association, prior to the completion of the Company’s initial business combination, the holders of Class B Ordinary Shares shall have the exclusive right to elect, remove and replace any director, and the holders of Class A Ordinary Shares shall have no right to vote on the election, removal or replacement of any director.

Approval of the Auditor Proposal requires the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares entitled to vote on the matter at the Annual General Meeting represented in person or by proxy.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Annual General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Proposal and the Auditor Proposal.

On December 28, 2022, we entered into a purchase agreement (the “Purchase Agreement”) with Kernel Capital Holdings, LLC, our previous sponsor, which held 7,493,750 Founder Shares (as defined below) that were issued to the previous sponsor prior to our IPO, and 8,750,000 private placement warrants, which we refer to as the “Private Placement Warrants,” that were purchased by the previous sponsor in a private placement which occurred simultaneously with the completion of the IPO, and VKSS Capital, LLC (the “Sponsor”), our new sponsor, pursuant to which Kernel Capital Holdings, LLC transferred to VKSS Capital, LLC all of the Founder Shares (as defined below) and Private Placement Warrants. At the time of the purchase, our prior board of directors and executive officers resigned and were replaced by our new Sponsor. In addition, certain of our new executive officers have beneficial interests in the Sponsor. As used herein, “Founder Shares” refers to all issued and outstanding Class B ordinary shares, par value $0.0001. In the event of a liquidation, our Sponsor, officers and directors, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

On March 3, 2023, we entered into business combination agreement (the “Business Combination Agreement”) by and among Kernel, AIRO Group, Inc., a Delaware corporation and a wholly-owned subsidiary of Kernel (“ParentCo”), Kernel Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of ParentCo (“Kernel Merger Sub”), AIRO Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of ParentCo (“AIRO Merger Sub”), VKSS Capital, LLC, a Delaware limited liability company (the “ParentCo Representative”) and also in the capacity as Kernel’s Sponsor (“Sponsor”), Dr. Chirinjeev Kathuria, in the capacity as the representative for the company shareholders (the “Seller Representative”), and AIRO Group Holdings, Inc., a Delaware corporation (“AIRO Group Holdings”).

Our Board has fixed the close of business on August 9, 2023 as the date for determining the Company shareholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Annual General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Director Proposal, the Auditor Proposal, and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under the Companies Act, no other business may be transacted at the Annual General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Director Proposal, the Auditor Proposal, the Adjournment Proposal, and the Annual General Meeting. Whether or not you plan to attend the Annual General Meeting, we urge you to read this material carefully and vote your shares.

August 11, 2023	By Order of the Board of Directors

/s/ Suren Ajjarapu
Suren Ajjarapu
Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual General Meeting. If you are a shareholder of record, you may also cast your vote online at the Annual General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Annual General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Director Proposal and the Auditor Proposal, and an abstention will have the same effect as voting “AGAINST” the Director Proposal and the Auditor Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on August 31, 2023: This notice of meeting and the accompanying Proxy Statement are available at https://agm.issuerdirect.com/krnl.

KERNEL GROUP HOLDINGS, INC.

515 Madison Avenue, 8th Floor – Suite 8078

New York, New York 10022

(646) 908-2659

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 31, 2023

PROXY STATEMENT

The Annual General Meeting, which we refer to as the “Annual General Meeting,” of shareholders of Kernel Group Holdings, Inc., which we refer to as the “we,” “us,” “our,” “Kernel” or the “Company,” will be held at 9:00 a.m. Eastern Time on August 31, 2023 via live webcast. You will be able to attend, vote your shares, and submit questions during the Annual General Meeting via a live webcast available at https://agm.issuerdirect.com/krnl. The meeting may be attended virtually online via the Internet and for purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical location of the Annual General Meeting is at the offices of Nelson Mullins Riley & Scarborough LLP, located at 101 Constitution Avenue, NW, Suite 900, Washington, DC 20001, United States of America. If you plan to attend the virtual online Annual General Meeting, you will need your control and request IDs number to vote electronically at the Annual General Meeting. The Annual General Meeting will be held for the sole purpose of considering and voting upon the following proposals:

●	a proposal to re-elect (the “Director Proposal”) two directors to the Board, with such directors to serve until the third annual meeting of shareholders following this Annual General Meeting or until his successor is elected and qualified;

●	a proposal to ratify the selection by our Audit Committee of WithumSmith+Brown, PC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal”); and

●	a proposal to approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Proposal and Auditor Proposal. The Adjournment Proposal will only be presented at the Annual General Meeting if there are not sufficient votes to approve the Director Proposal and Auditor Proposal.

Our Board has fixed the close of business on August 9, 2023, as the date for determining the Company shareholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof (the “record date”). Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Annual General Meeting or any adjournment thereof. On the record date of the Annual General Meeting, there were 6,315,949 Class A ordinary shares, par value $0.0001 and 7,618,750 Class B ordinary shares, par value $0.0001, outstanding. The Company’s warrants do not have voting rights in connection with the Director Proposal, the Auditor Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Annual General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners..

This Proxy Statement is dated August 11, 2023 and is first being mailed to shareholders on or about August 11, 2023.

August 11, 2023	By Order of the Board of Directors

/s/ Suren Ajjarapu
Suren Ajjarapu
Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?	We are a blank check company incorporated as a Cayman Islands exempted company on November 10, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On February 5, 2021, we consummated our IPO from which we derived gross proceeds of $313.5 million, and incurring offering costs (inclusive of the full exercise of the underwriter’s over-allotment option) of approximately $18.2 million, inclusive of $6.1 million of underwriting discount and $10.7 million in deferred underwriting commissions. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of Class A ordinary shares, par value $0.0001, sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date, August 5, 2023.

On March 3, 2023, we entered into the Business Combination Agreement by and among Kernel, ParentCo, Kernel Merger Sub, AIRO Merger Sub, Sponsor the “Seller Representative and AIRO Group Holdings. The Business Combination Agreement was unanimously approved our board of directors based upon the unanimous recommendation. If the Business Combination Agreement is approved by the shareholders, and the transactions contemplated by the Business Combination Agreement are consummated, Kernel will change its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware. Following the domestication, the parties will effect the merger of Kernel Merger Sub with and into Kernel, with Kernel continuing as the surviving entity as a wholly owned subsidiary of ParentCo (the “First Merger”). Immediately following the First Merger, AIRO Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity as a wholly owned subsidiary of ParentCo (the “Second Merger” and the other transactions contemplated by the Business Combination Agreement, together, the “Transaction”).

What is being voted on?	You are being asked to vote on:

●	a proposal to re-elect two directors to the Board, with such directors to serve until the third annual meeting of shareholders following this Annual General Meeting or until his successor is elected and qualified;

●	a proposal to ratify the selection by our Audit Committee of WithumSmith+Brown, PC; and

●	a proposal to approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Proposal and Auditor Proposal. The Adjournment Proposal will only be presented at the Annual General Meeting if there are not sufficient votes to approve the Director Proposal and Auditor Proposal.

For more information, please see “Director Proposal” and “Auditor Proposal.”

After careful consideration, the Board has unanimously determined that the Director Election Proposal and the Auditor Ratification Proposal are advisable and in the best interests of the Company and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.

Why should I vote “FOR” the Director Proposal and the Auditor Proposal?	The Board believes shareholders will benefit from the re-election of Venkatesh Srinivasan and Siva Saravanan to the Board. The Board also believes that it is in the shareholders’ best interest to ratify the selection by our Audit Committee of WithumSmith+Brown, PC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Why should I vote “FOR” the Adjournment Proposal?	If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Annual General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Proposal and the Auditor Proposal.

What if I don’t want to vote “FOR” the Director Proposal, Auditor Proposal, and Adjournment Proposal?

If you do not want the Director Proposal or the Auditor Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Annual Meeting in person by virtual attendance or by proxy, you may vote “AGAINST” the Director Proposal or the Auditor Proposal, and your ordinary shares will be counted for the purposes of determining whether the Director Proposal or the Auditor Proposal (as the case may be) are approved.

However, if you fail to attend the Annual Meeting in person by virtual attendance or by proxy, or if you do attend the Annual Meeting in person by virtual attendance or by proxy but you “ABSTAIN” or otherwise fail to vote at the Annual Meeting, your ordinary shares will not be counted for the purposes of determining whether the Director Proposal or the Auditor Proposal is approved, and your ordinary shares will have no effect on the outcome of such votes.

How do the Company insiders intend to vote their shares?	The Sponsor and all of our directors and officers are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Director Proposal, Auditor Proposal, and Adjournment Proposal. Currently, our Sponsor and our officers and directors own approximately 49.2% of our issued and outstanding ordinary shares, including 7,493,750 Founder Shares. Our Sponsor, directors and officers do not intend to purchase ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Director Proposal or Auditor Proposal.

Why are the Director Proposal and Auditor Proposal being proposed?

The Company failed to hold an annual meeting of shareholders within 12 months after its fiscal year ended December 31, 2021, as required by Nasdaq Listing Rule 5620(a). The Company is holding an annual meeting for the election of directors to regain compliance with the listing rules.

The Company appointed Withum to serve as the Company’s independent registered public accounting firm for the 2023 fiscal year. The Company elects to have its shareholders ratify such appointment.

What vote is required to adopt the proposals?

Approval of the Director Proposal requires the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares entitled to vote on the matter at the Annual General Meeting represented in person or by proxy. In accordance with the Amended and Restated Memorandum and Articles of Association, prior to the completion of the Company’s initial business combination, the holders of Class B Ordinary Shares shall have the exclusive right to elect, remove and replace any director, and the holders of Class A Ordinary Shares shall have no right to vote on the election, removal or replacement of any director.

The approval of the Adjournment Proposal will require the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares entitled to vote and who, being present in person or represented by proxy.

How do I attend the meeting?

You will need your control number and request IDs for access. If you do not have your control number, contact Issuer Direct Corporation at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Issuer Direct Corporation to have a control number generated. Issuer Direct Corporation contact information is as follows: 1 Glenwood Avenue, STE 1001, Raleigh, NC 27603, or email proxy@issuerdirect.com.

Shareholders will also have the option to listen to the Annual General Meeting by visiting the link below to register: https://agm.issuerdirect.com/krnl. The meeting may be attended virtually online via the Internet and for purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical location of the Annual General Meeting is at the offices of Nelson Mullins Riley & Scarborough LLP, located at 101 Constitution Avenue, NW, Suite 900, Washington, DC 20001, United States of America.

You will not be able to vote or submit questions unless you register for and log in to the Annual General Meeting.

How do I change or revoke my vote?

You may change your vote by e-mailing a later-dated, signed proxy card to proxy@issuerdirect.com, so that it is received by us prior to the Annual General Meeting or by attending the Annual General Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Annual General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Annual General Meeting and vote at the Annual General Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. Approval of the nominees named in the Director Proposal requires the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares entitled to vote on the matter at the Annual General Meeting represented in person or by proxy. In accordance with the Amended and Restated Memorandum and Articles of Association, prior to the completion of the Company’s initial business combination, the holders of Class B Ordinary Shares shall have the exclusive right to elect, remove and replace any director, and the holders of Class A Ordinary Shares shall have no right to vote on the election, removal or replacement of any director.

The approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the issued and outstanding ordinary shares entitled to vote, represented in person or by proxy. Accordingly, a Company shareholder’s failure to vote by proxy or to vote online at the Annual General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. Holders of a simple majority in voting power of our ordinary shares on the record date issued and outstanding and entitled to vote at the Annual General Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual General Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Annual General Meeting. As of the record date for the Annual General Meeting, 7,532,987 ordinary shares would be required to achieve a quorum.

Who can vote at the Annual General Meeting?

Only holders of record of our ordinary shares at the close of business on August 9, 2023, are entitled to have their vote counted at the Annual General Meeting and any adjournments or postponements thereof. On this record date, 6,315,949 Class A ordinary shares, par value $0.0001 and 7,618,750 Class B ordinary shares, par value $0.0001 were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Annual General Meeting or vote by proxy. Whether or not you plan to attend the Annual General Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual General Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Annual General Meeting unless you request and obtain a valid proxy from your broker or other agent/

Does the Board recommend voting for the approval of the Director Proposal, the Auditor Proposal, and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Director Proposal, the Auditor Proposal, and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Director Proposal, the Auditor Proposal, and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of 7,493,750 Founder Shares (purchased by the previous sponsor for $25,000) and 8,750,000 Private Placement Warrants (purchased by the previous sponsor for $8,750,000), which would expire worthless if a business combination is not consummated.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our ordinary shares, you may vote online at the Annual General Meeting or by submitting a proxy for the Annual General Meeting. Whether or not you plan to attend the Annual General Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Annual General Meeting and vote online if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual General Meeting. However, since you are not the shareholder of record, you may not vote your shares online at the Annual General Meeting unless you request and obtain a valid proxy from your broker or other agent.

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our Issuer Direct Corporation:

Issuer Direct Corporation 1 Glenwood Avenue, STE 1001 Raleigh, NC 27603 919-481-4000 Email: proxy@issuerdirect.com

You may also contact us at:

Kernel Group Holdings, Inc. 515 Madison Avenue, Suite 8133 New York, New York 10022 Attn: Suren Ajjarapu Telephone No.: (929) 412-1272

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to complete a Business Combination;

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the Trust Account; and

●	the competitive environment in which our successor will operate following a Business Combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 29, 2023 and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 29, 2023, our Quarterly Reports on Form 10-Q filed with the SEC on May 12, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We may be deemed a “foreign person” under the regulations relating to Committee on Foreign Investment in the United States (“CFIUS”) and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

The Company’s Sponsor is VKSS Capital, LCC, a Delaware limited liability company. The Sponsor currently beneficially owns 7,493,750 Founder Shares and 8,750,000 Private Placement Warrants that were purchased by the Sponsor pursuant to the Purchase Agreement. We do not believe that either we or our Sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If the Business Combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate the Business Combination. In addition, if the Business Combination falls within CFIUS’ jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.

Further, the additional governmental review of the transaction or a decision to prohibit the transaction could prevent the Company from completing an initial business combination and require the Company to dissolve and liquidate, subject in each case to the Company’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law. A failure to complete an initial business combination will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company. Further, there would be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Units.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

There is currently some uncertainty concerning the applicability of the Investment Company Act of 1940 (the “Investment Company Act”) to a SPAC, including a Company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, in February 2023, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash items until the earlier of the consummation of our initial Business Combination or our liquidation. In July 2023, we instructed the trustee to instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following such liquidation of investments in the Trust Account, we will receive less interest on the funds held in the Trust Account than we would have received had we not liquidated such investments in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

Until February 2023, the funds in the Trust Account had been, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, in February 2023, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash items until the earlier of the consummation of our initial Business Combination or our liquidation. In July 2023, we instructed the trustee to instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or our liquidation. Following such liquidation, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. Consequently, the transfer of the funds in the Trust Account into cash items in February 2023 and to an interest-bearing demand deposit account at a bank in February 2023 could reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation.

In the event that we are deemed to be an investment company, despite the change in investments in the Trust Account, we may be required to liquidate the Company, and the longer the period before the investment change, the greater the risk of being considered an investment company.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Annual General Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 7,493,750 Founder Shares and 8,750,000 Private Placement Warrants that were purchased by the Sponsor pursuant to the Purchase Agreement. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, certain of executive officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our ordinary shares experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $25,000 by the previous sponsor. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in consummating a Business Combination in order to close a Business Combination and therefore may have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the Annual General Meeting.

We have incurred and expect to incur significant costs associated with a Business Combination. Whether or not a Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if a Business Combination is not completed.

We expect to incur significant transaction and transition costs associated with a Business Combination and operating as a public company following the closing of a Business Combination. We may also incur additional costs to retain key employees. Even if a Business Combination is not completed, we expect to incur approximately $4.5 million in expenses in aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if a Business Combination is not completed.

BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company on November 10, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 6,315,949 Class A ordinary shares and 7,618,750 Class B ordinary shares issued and outstanding. In addition, we issued warrants to purchase 15,237,500 Class A ordinary shares as part of our IPO, along with an aggregate of 8,750,000 Private Placement Warrants issued to our Sponsor in a private placement simultaneously with the consummation of our IPO. As of both March 31, 2023, and December 31, 2022, there were 15,237,500 public warrants outstanding. As of March 31, 2023, and December 31, 2022 there were 8,750,000 Private Placement Warrants outstanding, respectively. Each whole warrant entitles its holder to purchase one Class A ordinary share at an exercise price of $11.50 per share. The warrants will become exercisable on the later of 30 days after the completion of our initial business combination and 12 months from the closing of our IPO and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

A total of $304.75 million of the proceeds from our IPO and the simultaneous sale of the Private Placement Warrants in a private placement transaction was placed in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

Approximately $79.2 million was held in the Trust Account as of the record date. The mailing address of the Company’s principal executive office is 515 Madison Avenue, Suite 8133, New York, New York 10022.

The Potential Business Combination

On March 3, 2023, we entered into the Business Combination Agreement by and among Kernel, ParentCo, Kernel Merger Sub, AIRO Merger Sub, Sponsor the “Seller Representative and AIRO Group Holdings. The Business Combination Agreement was unanimously approved our board of directors based upon the unanimous recommendation. If the Business Combination Agreement is approved by the shareholders, and the transactions contemplated by the Business Combination Agreement are consummated, Kernel will change its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware. Following the domestication, the parties will effect the merger of Kernel Merger Sub with and into Kernel, with Kernel continuing as the surviving entity as a wholly owned subsidiary of ParentCo (the “First Merger”). Immediately following the First Merger, AIRO Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity as a wholly owned subsidiary of ParentCo (the “Second Merger” and the other transactions contemplated by the Business Combination Agreement, together, the “Transaction”).

THE DIRECTOR PROPOSAL

At the Annual General Meeting, shareholders are being asked to re-elect two Class I Directors to the Board to serve as the directors of the Company.

Commencing at the third annual meeting, and then at each following annual meeting, directors elected to succeed those directors whose terms expire are elected for a term of office to expire at the third annual meeting following their election. Directors whose terms expire at an annual meeting may also be re-elected for a further two-year period if nominated by the Board.

The terms of the current directors, Venkatesh Srinivasan and Siva Saravanan, will expire at the Annual General Meeting. However, the Board has nominated such individuals for re-appointment as directors of the Board, to hold office until the third annual meeting of shareholders following this Annual General Meeting, or until his successor is elected and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted to re-elect Venkatesh Srinivasan and Siva Saravanan unless such individual is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

For biographies of Venkatesh Srinivasan and Siva Saravanan, please see the section entitled “Management.”

Vote Required for Approval

Approval of the nominees named in the Director Proposal requires the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares entitled to vote on the matter at the Annual General Meeting represented in person or by proxy. In accordance with the Amended and Restated Memorandum and Articles of Association, prior to the completion of the Company’s initial business combination, the holders of Class B Ordinary Shares shall have the exclusive right to elect, remove and replace any director, and the holders of Class A Ordinary Shares shall have no right to vote on the election, removal or replacement of any director

.

Our Sponsor and all of our directors and officers are expected to vote any ordinary shares owned by them in favor of the Director Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 7,493,750 Founder Shares, representing approximately 49.2% of the Company’s issued and outstanding ordinary shares. Our Sponsor and directors do not intend to purchase Class A ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Director Proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the election of the nominees named above.

THE AUDITOR PROPOSAL

We are asking our shareholders to ratify the selection by our Audit Committee of WithumSmith+Brown, PC (“Withum) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit Committee is not bound by the outcome of this vote. However, if the shareholders do not direct, in the manner set forth herein, the ratification of the selection of Withum to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, our Audit Committee intends to reconsider the selection of Withum as the company’s independent registered public accounting firm.

Withum has audited our financial statements for the fiscal year ended December 31, 2022. Representatives of Withum have been invited to but are not expected to be present at the Annual General Meeting.

The following is a summary of fees paid or to be paid to Withum for services rendered for the fiscal year ended December 31, 2022.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, review of our quarterly financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees billed by Withum for audit fees, inclusive of required filings with the SEC for the years ended December 31, 2022 and 2021, totaled $110,024 and $145,965, respectively.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended December 31, 2022 and 2021, we did not pay Withum any audit-related fees.

Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. During the years ended December 31, 2022 and 2021, we paid Withum tax fees of $4,160 and $3,605, respectively.

All Other Fees. All other fees consist of fees billed for all other services. During the years ended December 31, 2022 and 2021, we did not pay Withum any other fees.

Our audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by WithumSmith+Brown, PC, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit). The audit committee may form and delegate authority to one or more of its members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such members to grant pre-approvals shall be presented to the audit committee at its next scheduled meeting.

Vote Required for Approval

The resolution to ratify the selection by our Audit Committee of Withum to serve as the Company’s independent registered public accounting firm requires the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares entitled to vote on the matter at the Annual General Meeting represented in person or by proxy.

Recommendation

The Board recommends that you vote “FOR” the ratification of the selection by our Audit Committee of Withum to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Annual General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Proposal and the Auditor Proposal. In no event will our Board adjourn the Annual General Meeting beyond August 5, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Annual General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Proposal and the Auditor Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy at the Annual General Meeting. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online at the Annual General Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

THE ANNUAL GENERAL MEETING

Overview

Date, Time and Place. The Annual General Meeting of the Company’s shareholders will be held at 9:00 a.m. Eastern Time on August 31, 2023 via live webcast. You will be able to attend, vote your shares and submit questions during the Annual General Meeting via a live webcast available at https://agm.issuerdirect.com/krnl. The meeting may be attended virtually online via the Internet and for purposes of the Amended and Restated Memorandum and Articles of Association of the Company, the physical location of the Annual General Meeting is at the offices of Nelson Mullins Riley & Scarborough LLP, located at 101 Constitution Avenue, NW, Suite 900, Washington, DC 20001, United States of America. If you plan to attend the virtual online Annual General Meeting, you will need your control and request IDs number to vote electronically at the Annual General Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only shareholders who own ordinary shares as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our ordinary shares.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://agm.issuerdirect.com/krnl and enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial shareholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@issuerdirect.com. Beneficial shareholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial shareholders should contact our transfer agent no later than 72 hours prior to the meeting date.

Shareholders will also have the option to listen to the Annual General Meeting to listen to the Annual General Meeting by visiting the link below to register: https://agm.issuerdirect.com/krnl.

You will not be able to vote or submit questions unless you register for and log in to the Annual General Meeting.

Voting Power; record date. You will be entitled to vote or direct votes to be cast at the Annual General Meeting, if you owned the Company’s Class A ordinary shares at the close of business on August 9, 2023, the record date for the Annual General Meeting. You will have one vote per proposal for each share of the Company’s ordinary shares you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required. Approval of the Director Proposal requires the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares entitled to vote on the matter at the Annual General Meeting represented in person or by proxy. In accordance with the Amended and Restated Memorandum and Articles of Association, prior to the completion of the Company’s initial business combination, the holders of Class B Ordinary Shares shall have the exclusive right to elect, remove and replace any director, and the holders of Class A Ordinary Shares shall have no right to vote on the election, removal or replacement of any director. Approval of the Auditor Proposal requires the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares entitled to vote on the matter at the Annual General Meeting represented in person or by proxy. If you do not vote or if you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Annual General Meeting, there were 6,315,949 Class A ordinary shares, par value $0.0001 and 7,618,750 Class B ordinary shares, par value $0.0001 outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Director Proposal or the Auditor Proposal approved, you must abstain, not vote, or vote “AGAINST” such proposal.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to shareholders at the Annual General Meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Annual General Meeting if you are a holder of record of the Company’s ordinary shares. You may contact the Issuer Direct Corporation at 919-481-4000 or email: proxy@issuerdirect.com.

MANAGEMENT

Directors, Executive Officers and Corporate Governance Directors and Executive Officers

Our current directors and executive officers are listed below.

Name	Age	Position
Suren Ajjarapu	53	Chairman and Chief Executive Officer
Howard Doss	69	Chief Financial Officer
Michael Peterson	61	Director
Donald Fell	77	Director
Venkatesh Srinivasan	56	Director
Siva Saravanan	48	Director

Suren Ajjarapu, our Chief Executive Officer and Chairman, has served as Chairman of the Board, Chief Executive Officer and Secretary of Trxade Group, Inc., (NASDAQ: MEDS) a Delaware corporation, and its predecessor company since July 2010 and is a Chairman of Oceantech Acquisition I Corp. (NASDAQ: “OTECU”). In addition, Mr. Ajjaraou has been Chief Executive Officer and Chairman of Semper Paratus Acquisition Corp. (NASDAQ: LGST) since June 2023. From 2021, Mr. Ajjarapu served as Chief Executive Officer and Chairman of Aesther Healthcare Acquisition Corp., a special purpose acquisition company that consummated its initial business combination in February 2023. Mr. Ajjarapu is currently serving as a director of the merged company, Ocean Biomedical Inc. (NASDAQ: OCEA) (f.k.a Aesther Healthcare Acquisition Corp.). Since March 2018, Mr. Ajjarapu has served as Executive Chairman of the Board of Kano Energy Corp., a company involved in the development of renewable natural gas sites in the United States. Mr. Ajjarapu was a Founder and served as Chief Executive Officer and Chairman of the Board of Sansur Renewable Energy, Inc., a company involved in developing wind power sites in the Midwest of the United States, from March 2009 to December 2012. Mr. Ajjarapu was also a Founder, President and Director of Aemetis, Inc., a biofuels company (NASDAQ: AMTX), and a Founder, Chairman and Chief Executive Officer of International Biofuels, a subsidiary of Aemetis, Inc., from January 2006 to March 2009. Mr. Ajjarapu was Co-Founder, Chief Operations Officer, and Director of Global Information Technology, Inc., an IT outsourcing and systems design company, headquartered in Tampa, Florida with major operations in India. Mr. Ajjarapu graduated from South Dakota State University with a M.S. in Environmental Engineering, and from the University of South Florida with an M.B.A., specializing in International Finance and Management. Mr. Ajjarapu is also a graduate of the Venture Capital and Private Equity program at Harvard University.

Howard Doss, our Chief Financial Officer is a seasoned chief financial officer and accountant. From 2021, he served as Chief Financial Officer of Aesther Healthcare Acquisition Corp., a special purpose acquisition company, until it consummated its initial business combination in February 2023. He has also served as chief financial officer of TRxADE HEALTH, INC., an online marketplace for health traded on Nasdaq under the symbol “MEDS.” Mr. Doss has served in a variety of capacities with accounting and investment firms. He joined the staff of Seidman & Seidman (BDO Seidman, Dallas) in 1977 and, in 1980, he joined the investment firm Van Kampen Investments, opening the firm’s southeast office in Tampa, Florida in 1982. He remained with the firm until 1996 when he joined Franklin Templeton to develop corporate retirement plan distribution. After working for the Principal Financial Group office in Tampa, Florida, Mr. Doss was City Executive for U.S. Trust in Sarasota, Florida, responsible for high net worth individuals. He retired from that position in 2009. He served as CFO and Director for Sansur Renewable Energy an alternative energy development company, from 2010 to 2012. Mr. Doss has also served as President of STARadio Corp. since 2005. Mr. Doss is a member of the America Institute of CPA’s. He is a graduate of Illinois Wesleyan University.

Michael Peterson, a member of our board of directors, commenced serving as President, Chief Executive Officer and as a member of the Board of Directors of Lafayette Energy Corp. in April 2022. In addition, Mr. Peterson is currently serving as a Director of OceanTech Acquisition I Corp (NASDAQ: OTEC) and Semper Paratus Acquisition Corp. (NASDAQ: LGST). From September 2021 Mr. Peterson served as a member of the Board of Directors, Audit Committee (Chair), Compensation Committee and Nominating and Corporate Governance Committee of Aesther Healthcare Acquisition Corp. (Nasdaq:AEHA), a special purpose acquisition company, that consummated its initial business combination in February 2023. Mr. Peterson is currently serving as a director of the merged company, Ocean Biomedical Inc. (NASDAQ: OCEA) (f.k.a Aesther Healthcare Acquisition Corp.). Mr. Peterson has served as the president of Nevo Motors, Inc. since December 2020, which was established to commercialize a range extender generator technology for the heavy-duty electric vehicle market but is currently non-operational. Since May 2022, Mr. Peterson has served as a member of the Board of Directors and as the Chairperson of the Audit Committee of Trio Petroleum Corp., an oil and gas exploration and development company which is in the process of going public, since February 2021, Mr. Peterson has served on the board of directors and as the Chairman of the Audit Committee of Indonesia Energy Corporation Limited (NYSE American: INDO). Mr. Peterson previously served as the president of the Taipei Taiwan Mission of The Church of Jesus Christ of Latter-day Saints, in Taipei, Taiwan from June 2018 to June 2021. Mr. Peterson served as an independent member of the Board of Directors of TRxADE HEALTH, Inc. (formerly Trxade Group, Inc.) from August 2016 to May 2021 (Nasdaq:MEDS). Mr. Peterson served as the Chief Executive Officer of PEDEVCO Corp. (NYSE American:PED), a public company engaged primarily in the acquisition, exploration, development and production of oil and natural gas shale plays in the US from May 2016 to May 2018. Mr. Peterson served as Chief Financial Officer of PEDEVCO between July 2012 and May 2016, and as Executive Vice President of Pacific Energy Development (PEDEVCO’s predecessor) from July 2012 to October 2014, and as PEDEVCO’s President from October 2014 to May 2018. Mr. Peterson joined Pacific Energy Development as its Executive Vice President in September 2011, assumed the additional office of Chief Financial Officer in June 2012, and served as a member of its board of directors from July 2012 to September 2013. Mr. Peterson formerly served as Interim President and CEO (from June 2009 to December 2011) and as director (from May 2008 to December 2011) of Pacific Energy Development, as a director (from May 2006 to July 2012) of Aemetis, Inc. (formerly AE Biofuels Inc.), a Cupertino, California-based global advanced biofuels and renewable commodity chemicals company (NASDAQ:AMTX), and as Chairman and Chief Executive Officer of Nevo Energy, Inc. (NEVE) (formerly Solargen Energy, Inc.), a Cupertino, California-based developer of utility-scale solar farms which he helped form in December 2008 (from December 2008 to July 2012). From 2005 to 2006, Mr. Peterson served as a managing partner of American Institutional Partners, a venture investment fund based in Salt Lake City. From 2000 to 2004, he served as a First Vice President at Merrill Lynch, where he helped establish a new private client services division to work exclusively with high-net-worth investors. From September 1989 to January 2000, Mr. Peterson was employed by Goldman Sachs & Co. in a variety of positions and roles, including as a Vice President. Mr. Peterson received his MBA at the Marriott School of Management and a BS in statistics/computer science from Brigham Young University.

Donald Fell, a member of our board of directors, brings along a wealth of experience in the field of economics and business to the Company. In addition, Mr. Fell is currently serving as a Director of OceanTech Acquisition I Corp (NASDAQ: OTEC) and Semper Paratus Acquisition Corp. (NASDAQ: LGST). Mr. Fell served as an independent director of Aesther Healthcare Acquisition Corp., a special purpose acquisition company, from 2021 until it consummated its initial business combination in February 2023. Mr. Fell has served as an independent director of TRxADE HEALTH, INC since January 2014, as well as a director of Trxade Nevada since December 2013. He is presently Professor and Institute Director for the Davis, California-based Foundation for Teaching Economics and adjunct professor of economics for the University of Colorado, Colorado Springs. Mr. Fell held positions with the University of South Florida as a member of the Executive MBA faculty, Director of Executive and Professional Education and Senior Fellow of the Public Policy Institute from 1995 to 2012. Mr. Fell was also a visiting professor at the University of LaRochelle, France, and an adjunct professor of economics at both Illinois State University and The Ohio State University. Mr. Fell holds undergraduate and graduate degrees in economics from Indiana State University and is all but dissertation (ABD) in economics from Illinois State University. Through his work with the Foundation for Teaching Economics and the University of Colorado, Colorado Springs he has overseen graduate institutes on economic policy and environmental economics in 44 states, throughout Canada, the Islands and Eastern Europe.

Venkatesh Srinivasan, a member of our board of directors, has a tremendous amount of experience in the pharmaceutical industry and currently serves as President of Micro Labs USA and previously served as President of Rising Pharma, USA and as President and CEO of Ascend Laboratories, USA where he grew the business, building a new team and strengthening processes and systems. Mr. Srinivasan is currently serving as a Director of OceanTech Acquisition I Corp (NASDAQ: OTEC). In addition, Mr. Srinivasan served as a Director at Pfizer India. Mr. Srinivasan served as an independent director of Aesther Healthcare Acquisition Corp., a special purpose acquisition company, from 2021 until it consummated its initial business combination in February 2023.

Siva Saravanan, a member of our board of directors, has more than 20 years of experience steering digital strategies and technology solutions for businesses. Mr. Saravanan is the Chief Digital Officer at Wavestone US, helping Fortune 1000 business and technology leaders accelerate digital transformation. Prior to joining Wavestone US, Siva was Chief Information Officer and SVP of Business Operations at Reviver, an exciting IoT start-up that creates connected digital license plates to enable true autonomous driving. He designed customer digital experiences, unified commerce, supply chain, field service operations and the digital agenda for Reviver. Siva was also VP for IT Digital Transformation and Program Delivery at Aristocrat Technologies. While at Aristocrat Technologies, he led the transformation of business systems for a leading high-tech gaming manufacturer. Siva spent many years at Verifone as a Senior Director supporting technology operations in 40+ countries and also taking on delivery responsibilities. At VeriFone, he built a world-class global integrated supply chain network for agility and efficiency. Mr. Saravanan holds a M.S. in Systems Engineering from Tennessee State University and B.S in Mechanical Engineering from Annamalai University in Chidambaram, India. He is also on the Advisory Board of NishTech Inc., a digital commerce company and the Advisory Council of George Washington University School of Business Digital Program. Siva is a member of Forbes Technology Council contributing regularly. In addition, Mr. Saravan is currently serving as a Director of OceanTech Acquisition I Corp (NASDAQ: OTEC). Mr. Saravanan served as an independent director of Aesther Healthcare Acquisition Corp., a special purpose acquisition company. from 2021 until it consummated its initial business combination in February 2023.

Committees of the Board of Directors

Our board of directors has three standing committees: an audit committee, a nominating committee and a compensation committee, each of which is composed solely of independent directors. Each committee operates under a chart that has been approved by our board of directors and has the composition and responsibilities described below.

Audit Committee

We have established an audit committee of the board of directors. Mr. Peterson, Mr. Fell and Mr. Saravanan will serve on our audit committee. Our board of directors has determined that Mr. Peterson, Mr. Fell and Mr. Saravanan are independent under the Nasdaq listing standards and applicable SEC rules. Ms. Peterson serves as the Chairman of the audit committee.

Under the Nasdaq listing standards and applicable SEC rules, all the directors on the audit committee must be independent. Each member of the audit committee is financially literate and our board of directors has determined that Mr. Peterson qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The audit committee is responsible for:

●	meeting with our independent registered public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;

●	monitoring the independence of the independent registered public accounting firm;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

●	appointing or replacing the independent registered public accounting firm;

●	determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

●	monitoring compliance on a quarterly basis with the terms of our initial public offering and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of our initial public offering; and

●	reviewing and approving all payments made to our existing shareholders, executive officers or directors and their respective affiliates. Any payments made to members of our audit committee will be reviewed and approved by our board of directors, with the interested director or directors abstaining from such review and approval.

Nominating Committee

We have established a nominating committee of our board of directors. The members of our nominating committee will be Mr. Fell, Mr. Peterson and Mr. Saravanan, and Mr. Fell serves as chairman of the nominating committee. Under the Nasdaq listing standards, we are required to have a nominating committee composed entirely of independent directors. Our board of directors determined that Mr. Fell, Mr. Peterson and Mr. Saravanan are independent under the Nasdaq listing standards.

The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which will be specified in a charter to be adopted by us, generally will provide that persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

Compensation Committee

We have established a compensation committee of our board of directors. The members of our compensation committee are Mr. Fell, Mr. Peterson and Mr. Saravanan, and Mr. Fell serves as chairman of the compensation committee.

Under the Nasdaq listing standards, we are required to have a compensation committee composed entirely of independent directors. Our board of directors has determined that Mr. Fell, Mr. Peterson and Mr. Saravanan are independent under the Nasdaq listing standards.

We will adopt a compensation committee charter, which will detail the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our evaluating our Chief Executive Officer’s and Chief Financial Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer and Chief Financial Officer based on such evaluation;

●	reviewing and approving the compensation of all of our other Section 16 executive officers;

●	Reviewing our executive compensation policies and plans;

●	Implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special prerequisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter will also provide that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on our board of directors.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. A copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Conflicts of Interest

Under Cayman Islands law, directors and officers owe the following fiduciary duties:

●	duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;

●	duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

●	directors should not improperly fetter the exercise of future discretion;

●	duty to exercise powers fairly as between different sections of shareholders;

●	duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

●	duty to exercise independent judgment.

In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge skill and experience of that director.

As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the amended and restated memorandum and articles of association or alternatively by shareholder approval at shareholder meetings.

Certain of our officers and directors presently have, and any of them in the future may have additional, fiduciary and contractual duties to other entities. As a result, if any of our officers or directors become aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, then, subject to their fiduciary duties under Cayman Islands law, he or she will need to honor such fiduciary or contractual obligations to present such business combination opportunity to such entity, before we can pursue such opportunity. If these other entities decide to pursue any such opportunity, we may be precluded from pursuing the same. However, we do not expect these duties to materially affect our ability to complete our initial business combination. Our amended and restated memorandum and articles of association provide that to the fullest extent permitted by applicable law: (i) no individual serving as a director or officer shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as us; and (ii) we renounce any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any director or officer on the one hand, and us, on the other.

In addition, our Sponsor, officers and directors may sponsor or form other special purpose acquisition companies similar to ours or may pursue other business or investment ventures during the period in which we are seeking an initial business combination. Any such companies, businesses or investments may present additional conflicts of interest in pursuing an initial business combination. However, we do not believe that any potential conflicts would materially affect our ability to complete our initial business combination.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s ordinary shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of the Company’s ordinary shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;
●	each of our executive officers and directors that beneficially owns ordinary shares; and
●	all our officers and directors as a group.

As of the record date, there were 6,315,949 Class A ordinary shares and 7,618,750 Class B ordinary shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares(2)
Name and Address of Beneficial Owner)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Outstanding Ordinary Shares
VKSS Capital, LLC(1)(3)	—	—	7,493,750	100.0%	53.8%
Suren Ajjarapu(1)(3)	—	—	—	—	—
Howard Doss(1)	—	—	—	—	—
Michael Peterson(1)	—	—	—	—	—
Donald Fell(1)	—	—	—	—	—
Venkatesh Srinivas(1)	—	—	—	—	—
Siva Srinivasan(1)	—	—	—	—	—
All directors and executive officers as a group (6 individuals)	—	—	7,493,750	100.0%	53.8%
Other 5% Shareholders
Radcliffe Capital Management, L.P.(4)	527,364	8.3%	—	—	3.8%
RGC Management Company, LLC (4)	527,364	8.3%	—	—	3.8%
Steven B. Katznelson(4)	527,364	8.3%	—	—	3.8%
Christopher Hinkel (4)	527,364	8.3%	—	—	3.8%
Radcliffe SPAC Master Fund, L.P. (4)	527,364	8.3%	—	—	3.8%
Radcliffe SPAC GP, LLC (4)	527,364	8.3%	—	—	3.8%
Glazer Capital, LLC (5)	3,032,031	48.0%	—	—	21.8%
Paul J. Glazer (5)	3,032,031	48.0%	—	—	21.8%
Fir Tree Capital Management LP(6)	1,678,987	26.6%	—	—	12.0%
Aristeia Capital, L.L.C.(7)	1,867,500	29.5%	—	—	13.4%
Owl Creek Asset Management, L.P.(8)	677,500	10.7%	—	—	4.7%
Jeffrey Altman (8)	677,500	10.7%	—	—	4.7%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Kernel Group Holdings, Inc., 515 Madison Avenue, Suite 8133, New York, NY 10022.
(2)	Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares are convertible into Class A ordinary shares on a one-for-one basis, subject to adjustment.
(3)	Represents shares held by VKSS Capital, LLC, our Sponsor. Suren Ajjarapu is the managing member of our Sponsor and may be deemed to have beneficial ownership of the ordinary shares held directly by our Sponsor. Suren Ajjarapu disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(4)	According to a Schedule 13G filed with the SEC on February 8, 2023, on behalf of Radcliffe Capital Management, L.P., RGC Management Company, LLC, Steven B. Katznelson, Christopher Hinkel, Radcliffe SPAC Master Fund, L.P., Radcliffe SPAC GP, LLC. The business address of these shareholders is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.
(5)	According to a Schedule 13G filed with the SEC on February 14, 2023, on behalf of Glazer Capital, LLC and Paul Glazier. The business address of these shareholders is 250 West 55th Street, Suite 30A, New York, New York 10019.
(6)	According to a Schedule 13G filed with the SEC on February 14, 2023, on behalf of Fir Tree Capital Management LP. The business address of this shareholder is 55 West 46th Street, 29th Floor New York, NY 10036.
(7)	According to a Schedule 13G filed with the SEC on February 13, 2023, on behalf of Aristeia Capital, L.L.C. The business address of this shareholder is One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.
(8)	According to a Form 4 filed with the SEC on June 29, 2023, on behalf of Owl Creek Asset Management, L.P. and Jeffrey Altman. The business address of these shareholder is 640 Fifth Avenue, 20th Floor, New York, NY 10019.

The table above does not include the ordinary shares underlying the Private Placement Warrants held or to be held by our Sponsor because these securities are not exercisable within 60 days of the record date for the Annual General Meeting.

SHAREHOLDER PROPOSALS

The Company may hold a special meeting of shareholders for the purpose of approving a Business Combination and related transactions. Accordingly, at such time as a Business Combination is consummated, the Company’s subsequent annual meeting of shareholders would be held at a future date to be determined by the post-Business Combination company. The Company expects that it would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its annual meeting following the completion of an initial business combination. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q. You should direct any proposals to the Company’s Chief Executive Officer at Kernel Group Holdings, Inc., 515 Madison Avenue, 8th Floor – Suite 8078, New York, New York 10022.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact us at proxy@issuerdirect.com to inform us of his or her request; or
●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Annual General Meeting, you should contact the Issuer Direct Corporation at the following address, telephone number and email:

Issuer Direct Corporation

1 Glenwood Avenue, STE 1001

Raleigh, NC 27603

919-481-4000

Email: proxy@issuerdirect.com

You may also obtain these documents by requesting them from the Company at:

Kernel Group Holdings, Inc.

515 Madison Avenue, Suite 8133

New York, New York 10022

Attn: Suren Ajjarapu

Telephone No.: (929) 412-1272

If you are a shareholder of the Company and would like to request documents, please do so by August 24, 2023, in order to receive them before the Annual General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

KERNEL GROUP HOLDINGS, INC.

515 Madison Avenue, Suite 8133

New York, New York 10022

(929) 412-1272

ANNUAL GENERAL MEETING OF SHAREHOLDERS

AUGUST 31, 2023

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 31, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated August 11, 2023 and Proxy Statement, dated August 11, 2023, in connection with the Annual General Meeting to be held at 9:00 a.m. Eastern Time on August 31, 2023 as a virtual meeting (the “Annual General Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Suren Ajjarapu (with full power to act alone), the attorney and proxy of the undersigned, with full power of substitution to each, to vote all of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual General Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR PROPOSAL AND “FOR” THE AUDITOR PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 3), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on August 31, 2023: This notice of meeting and the accompany proxy statement are available at https://agm.issuerdirect.com/krnl.

Proposal 1 — Director Proposal	FOR	AGAINST	ABSTAIN

Re-elect two Class I Directors, Venkatesh Srinivasan and Siva Saravanan, to the Board to serve as the directors of the Company, which we refer to as the “Director Proposal.”	☐	☐	☐

Proposal 2 — Auditor Proposal	FOR	AGAINST	ABSTAIN

Ratify the selection by our Audit Committee of WithumSmith+ Brown, PC (“Withum”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm.	☐	☐	☐

Proposal 3 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Proposal and the Auditor Proposal, which we refer to as the “Adjournment Proposal.”	☐	☐	☐

Dated: , 2023

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3, IF SUCH PROPOSAL IS PRESENTED AT THE ANNUAL GENERAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.